EMERALD MUTUAL FUNDS

                         Supplement Dated March 22, 2001
                      to Prospectus Dated October 31, 2000

   Emerald National Small-Cap Equity Fund -- Emerald HomeState PA Growth Fund
     Emerald Select Banking & Finance Fund -- Emerald Select Technology Fund



Effective March 23, 2001, the Emerald National Small-Cap Equity Fund (the "Fund") is closed to new investors. Shareholders of the Fund as of the close of business on March 22, 2001 may continue to buy shares into Fund accounts existing as of March 22, 2001. The three additional Emerald Mutual Funds are not affected and remain open to new investors.

The Emerald National Small-Cap Equity Fund may resume sales of shares to new investors in the future, but it has no present intention to do so.